Exhibit 99.1
Silver Lake and CPP Investments Complete Acquisition of Qualtrics

Significant new investments from Accel and BDT & MSD Partners underscore Qualtrics’ market opportunity and growth potential

Positions the pioneer and leader in Experience Management for its next chapter of growth at scale

Qualtrics shareholders to receive $18.15 per share in cash

PROVO, Utah & SEATTLE – June 28, 2023 – Qualtrics, the leader and creator of the experience management (XM) software category, today announced the completion of its acquisition by Silver Lake, the global leader in technology investing, in partnership with Canada Pension Plan Investment Board (CPP Investments).

Silver Lake and its co-investors, together with CPP Investments, have acquired 100% of the outstanding shares in Qualtrics that Silver Lake does not already own, including the entirety of SAP’s majority ownership interest. With the completion of the transaction, Qualtrics stockholders, including SAP, are entitled to receive $18.15 in cash for each share of Qualtrics common stock they owned. Qualtrics’ common stock has ceased trading on the NASDAQ stock exchange.

"XM has never been more important than it is right now. To be able to go into this next chapter at our size and scale as the leader in experience management— and do it alongside some of the best investors in the world—is a part of the Qualtrics story that no one could have imagined,” said Ryan Smith, Qualtrics Founder and Executive Chairman. “I couldn’t be more excited for this next chapter for Qualtrics."

“Qualtrics has cemented its position as the leader in experience management, and our AI-powered platform is helping more than 19,000 organizations deliver exceptional experiences and build deep relationships with their customers and employees at scale,” said Qualtrics CEO Zig Serafin. “Silver Lake’s deep understanding of our business and vision for Experience Management, combined with their strategic and operational expertise and the support of our other investors, creates an incredible opportunity for Qualtrics to accelerate our innovation and category leadership.”

“We believe deeply in the incredible opportunity ahead for Qualtrics as they continue to pave the way as the leader in experience management,” said Egon Durban, Co-CEO of Silver Lake. “The leadership team has a powerful vision, and we are excited to continue our partnership with Ryan and Zig alongside the other investors to support Qualtrics as it realizes its full potential as an independent, private company.”

“This is a unique opportunity to invest in a category creator led by a strong management team that is shaping a rapidly growing market,” said Hafiz Lalani, Managing Director and Head of Direct Private Equity at CPP Investments. “We look forward to supporting the Qualtrics team in driving continued innovation as they help clients re-define their customer and employee experiences around the world.”

Accel and BDT & MSD Partners Invest in Qualtrics Alongside

In connection with the close, Accel, a global venture capital firm, as well as BDT & MSD Partners, a merchant bank built to serve the distinct needs of business owners and strategic, long-term investors; and DFO Management, the family investment office of Michael Dell, have joined Silver Lake in investing in Qualtrics. Accel, which was one of Qualtrics’ earliest investors, has invested $500 million. BDT & MSD Partners and DFO Management have each made a co-investment of $250 million, for an aggregate commitment of $500 million.

Advisors

Morgan Stanley & Co. LLC acted as financial advisor to Qualtrics, and Goodwin Procter LLP acted as legal advisor. Goldman Sachs & Co. LLC acted as financial advisor to a Qualtrics committee of independent directors and Freshfields Bruckhaus Deringer US LLP acted as legal advisor. J.P. Morgan acted as financial advisor and Latham & Watkins LLP and Simpson Thacher & Bartlett LLP acted as legal advisors, with regard to the transaction and to the debt financing, respectively, to Silver Lake and CPP Investments.

About Qualtrics

Qualtrics, the leader and creator of the experience management category, is a cloud-native software provider that helps organizations quickly identify and resolve points of friction across all digital and human touchpoints in their business – so they can retain their best customers and employees, protect their revenue, and drive profitability. More than 19,000 organizations around the world use Qualtrics’ advanced AI to listen, understand, and take action. Qualtrics uses its vast universe of experience data to form the largest database of human sentiment in the world. Qualtrics is co-headquartered in Provo, Utah and Seattle and operates out of 28 offices globally. To learn more, please visit qualtrics.com.

About Silver Lake

Silver Lake is a global technology investment firm, with more than $98 billion in combined assets under management and committed capital and a team of professionals based in North America, Europe and Asia. Silver Lake’s portfolio companies collectively generate more than $276 billion of revenue annually and employ approximately 710,000 people globally.

About CPP Investments

Canada Pension Plan Investment Board (CPP Investments™) is a professional investment management organization that manages the Fund in the best interest of the 21 million contributors and beneficiaries of the Canada Pension Plan. In order to build diversified portfolios of assets, investments are made around the world in public equities, private equities, real estate, infrastructure and fixed income. Headquartered in Toronto, with offices in Hong Kong, London, Luxembourg, Mumbai, New York City, San Francisco, São Paulo and Sydney, CPP Investments is governed and managed independently of the Canada Pension Plan and at arm’s length from governments. At March 31, 2023, the Fund totalled C$570 billion. For more information, please visit www.cppinvestments.com or follow us on LinkedIn, Instagram or Twitter.

Forward-Looking Statements

This press release may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. In some cases, you can identify forward-looking statements by terms such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “project,” “will,” “would,” “should,” “could,” “can,” “predict,” “potential,” “target,” “explore,” “continue,” or the negative of these terms, and similar expressions intended to identify forward-looking statements.

Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to numerous uncertainties and risks, including factors beyond our control, that could cause actual results, performance or outcomes to differ materially from those anticipated or implied in the statements. Important factors that could cause actual outcomes or results to differ materially from the forward-looking statements include, but are not limited to, (a) the ability of the Company to timely and successfully achieve the anticipated benefits of the Merger; (b) the Company’s ability to implement its business strategy; (c) significant transaction costs associated with the Merger; (d) potential litigation relating to the Merger; (e) the risk that disruptions from the Merger will harm the Company’s business, including current plans and operations; (f) the ability of the Company to retain and hire key personnel; (g) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed Merger; (h) legislative, regulatory and economic developments affecting the Company’s business; (i) general economic and market developments and conditions; (j) the evolving legal, regulatory and tax regimes under which the Company operates; and (k) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as the Company’s response to any of the aforementioned factors. These risks, as well as other risks associated with the transaction, are more fully discussed in the Information Statement filed with the SEC in connection with the transaction. While the list of factors presented here is, and the list of factors presented in the Information Statement will be, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on the Company’s financial condition, results of operations, or liquidity. The Company does not assume any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

Contacts

Qualtrics

Gina Sheibley
Chief Communications Officer
press@qualtrics.com

Silver Lake

Matt Benson
Managing Director and Head of Communications
matthew.benson@silverlake.com
+1 212 401 6055

Jennifer Stroud
jennifer.stroud@edelmansmithfield.com
+1 646 565 1792

CPP Investments

Asher Levine
Managing Director, Global Corporate Communications
media@cppib.com